Global Atlantic Growth Managed Risk Portfolio

Portfolio of Investments (Unaudited)

September 30, 2021

	Shares/ Principal	Fair Value
Exchange Traded Funds - 95.5%
Debt Funds - 14.4%
iShares 10+ Year Investment Grade Corporate Bond ETF	79,561	$5,511,986
iShares 10-20 Year Treasury Bond ETF	27,110	3,987,068
iShares 1-5 Year Investment Grade Corporate Bond ETF	138,682	7,577,584
iShares Core Total USD Bond Market ETF	227,515	12,112,898
iShares MBS ETF	37,863	4,094,505
iShares Short Treasury Bond ETF	54,627	6,034,645
iShares TIPS Bond ETF	64,016	8,174,203
iShares U.S. Treasury Bond ETF	425,122	11,278,487
Total Debt Funds		58,771,376
Equity Funds - 81.1%
iShares Core MSCI EAFE ETF	569,859	42,312,031
iShares Core S&P 500 ETF	287,587	123,898,231
iShares Core S&P Mid-Cap ETF	95,682	25,171,064
iShares Core S&P Small-Cap ETF	183,155	19,998,694
iShares ESG Aware MSCI USA ETF	609,330	59,994,632
iShares Global Financials ETF	38,801	3,043,938
iShares Global Tech ETF	147,311	8,346,641
iShares MSCI EAFE Growth ETF	115,640	12,312,191
iShares MSCI EAFE Value ETF	262,870	13,366,940
iShares MSCI USA Value Factor ETF	138,732	13,970,312
iShares U.S. Energy ETF	276,229	7,806,232
Total Equity Funds		330,220,906
Total Exchange Traded Funds (Cost - $265,999,684)		388,992,282
Short-Term Investments - 4.6%
Money Market Funds - 4.6%
Dreyfus Government Cash Management, 0.03%(a)	14,652,064	14,652,064
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01%(a)	3,987,725	3,987,725

Total Short-Term Investments (Cost - $18,639,789)		18,639,789
Total Investments - 100.1% (Cost - $284,639,473)		$407,632,071
Other Assets Less Liabilities - Net (0.1)%		(499,303)
Total Net Assets - 100.0%		$407,132,768

(a)	The rate shown is the annualized seven-day yield at period end.

TIPS	-	Treasury Inflation Protected Security